UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2015

Northfield Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35791	80-0882592
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

581 Main Street, Woodbridge, New Jersey	07095
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (732) 499-7200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07    Submission of Matters to a Vote of Security Holders

The 2015 Annual Meeting of Stockholders was held on May 27, 2015 (the “Annual Meeting”). The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the votes of stockholders were as follows:
Matter 1. The election of three directors, each for a three-year term and one director for a two-year term.

NAME	FOR	WITHHELD	BROKER NON-VOTES
Three-year term:
Timothy C. Harrison	29,008,844	261,100	9,798,302
Karen J. Kessler	28,976,225	293,719	9,798,302
Patrick E. Scura, Jr.	28,447,282	822,662	9,798,302

Two-year term:
Susan Lamberti	28,917,419	352,525	9,798,302

Matter 2. The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
38,234,201	740,758	93,287	—

Matter 3. An advisory (non-binding) resolution to approve the executive compensation described in the Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
23,242,957	5,687,063	339,924	9,798,302

Item 9.01.    Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHFIELD BANCORP, INC.

DATE: June 2, 2015	By:	/s/ William R. Jacobs
William R. Jacobs
Chief Financial Officer
(Principal Financial and Accounting
Officer)

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